PENZEL AND COMPANY INCORPORATED

                                  P.O. BOX 330

                             JACKSON, MISSOURI 63755

                       INDUSTRIAL BUILDING LEASE AGREEMENT

                  AMENDMENT NUMBER ONE (1) DATED JULY 25, 1989

     Amend Industrial Building Lease Agreement dated February 23, 1988, between Penzel and Company, Inc., a corporation of Jackson, Missouri as lessor, and Columbia Sportswear Company, a corporation of Portland, Oregon as lessee, and Gertrude Boyle, as Guarantor.

     Whereas Penzel and Company, Inc. proposes to construct a 25,000 s.f. addition to the existing 50,000 s.f. building per Exhibit A, plans and specifications. The cost of this addition will be five hundred twenty thousand dollars ($520,000.00).

     Amend page two (2), paragraph two (2) as follows: change the ninety thousand dollars ($90,000.00) stop-lease payment . . . one hundred fifty thousand dollars ($150,000.00) stop-lease payment.

     Amend page two (2), paragraph three (3) as follows: change the annual rent from one hundred twenty-five thousand ($125,000.00) per year to . . . one hundred ninety-five thousand dollars ($195,000.00) per year, payable monthly in advance in installments of sixteen thousand two hundred fifty dollars ($16,250.00).

     Also change the rental for the successive five (5) year period of the initial ten (10) year term from one hundred thirty thousand dollars ($130,000.00) to two hundred two thousand five hundred dollars ($202,500.00) per year payable monthly in advance in installments of sixteen thousand eight hundred seventy-five dollars ($16,875.00).

     Amend page ten (10), paragraph twenty-six (26) as follows: change the purchase price of the building from nine hundred seventy-nine thousand dollars ($979,000.00) to . . . one million four hundred ninety-nine thousand dollars ($1,499,000.00). Change the basic lease rate from two dollars and fifty cents ($2.50) to two dollars and sixty cents ($2.60) per square foot.

     All other conditions of the lease agreement to remain in full effect.

     These prices are subject to change but are guaranteed for thirty (30) days from the above date.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first written above.

                                   LESSOR:

                                   PENZEL AND COMPANY, INCORPORATED


                                   By:
                                      -----------------------------------------

ATTEST:



------------------------------

                                   LESSEE:

                                   COLUMBIA SPORTSWEAR COMPANY


                                   By:
                                      -----------------------------------------


ATTEST:


------------------------------

                          LEASE OF INDUSTRIAL BUILDING

     THIS LEASE, made and entered this ____ day of ____________, 19__, by and between PENZEL AND COMPANY, INC., a corporation of Jackson, Missouri, as Lessor, and COLUMBIA SPORTSWEAR COMPANY, a corporation, of Portland, Oregon, hereinafter referred to as Lessee, and GERTRUDE BOYLE, hereinafter referred to as "Guarantor" WITNESSETH:

     WHEREAS, Lessor is the owner or has the right to occupy and lease and option to others, those certain premises (hereinafter "the premises") in the Chaffee Industrial Park, located in Scott County, Missouri, adjacent to the City of Chaffee, Missouri, more particularly described as follows, to-wit:

All of that part of the North One-Half of the Southeast Quarter of Section 12, Township 29 North, Range 12 East of the Fifth Principal Meridian, Scott County, Missouri, described as follows: From the Northeast corner of the Northeast Quarter of the Southeast Quarter, measure S. 89 deg. 04' W. along and with the North line of the Northeast Quarter of the southeast Quarter, a distance of
115.0 feet to the West right-of-way line of Little River Drainage Ditch Number 10; thence S. 00 deg. 22' E. parallel with the East line of the Southeast Quarter, a distance of 130.0 feet; thence S. 89 deg. 04' W. a distance of 684.9 feet to the point of beginning; thence S. 89 deg. 04' W. a distance of 695.2 feet; thence S. 00 deg. 56' E. a distance of 600.0 feet; thence N. 89 deg. 04'
E. a distance of 695.2 feet; thence N. 00' 56' W. a distance of 600.0 feet to the point of beginning and containing 9.6 acres.

Subject to all rights of way and easements, if any, affecting the same.

and,

     WHEREAS, Lessor proposes to build on the premises a 50,000 square foot metal building, being a Varco Pruden metal building, 200 feet by 250 feet in size for industrial purposes (hereinafter "the building"), and more particularly described in Exhibit A attached hereto and made a part hereof, and,

     WHEREAS, Lessee desires to lease from Lessor the aforementioned premises and the building to be constructed in Chaffee, Missouri, and the parties have agreed to the terms of such a lease and wish to reduce their agreement to writing, and,

     WHEREAS, Gertrude Boyle joins herein as guarantor to personally assume and guarantee the obligations of the Lessee, which guarantee shall run for five (5) years at a time, and,

     NOW THEREFORE, In consideration of the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged by the parties' execution hereof, the parties agree as follows:

     1. DEMISE: Lessor leases to Lessee and Lessee takes the premises and building described hereinabove upon the terms and conditions of this Agreement, and subject to the Lessee's faithful performance thereof.

     2. TERM: The term of this lease shall be for ten (10) years commencing on the 1st day of the month after the building to be constructed by Lessor is completed, and ending on the next preceding date at midnight ten (10) years hence, provided, however, Lessee shall have the right to terminate this lease and the obligations hereunder at the end of the initial five (5) years of the initial ten (10) year term of this lease by giving Lessor written notice six (6) months prior to the end of said fifth (5th) year, and upon the payment of a Ninety Thousand Dollars ($90,000.00) stop-lease payment. Lessee shall be entitled to at least fifteen (15) days notice of the commencement of the term and the fitness of the premises for its occupancy. The right to occupy the premises shall date from the commencement of the term. Completion of the improvements to be leased pursuant to this Agreement shall be evidenced by notice to Lessee of such completion given in the manner as provided for other notice as hereinafter set forth. This rental term is, however, subject to the Lessee's right to extend this Agreement for three 93) successive five (5) year terms, beginning with the end of the initial ten (10) year lease term according to the provisions of paragraph 23 hereinafter. In order to exercise the right to extend so provided, the Lessee must provide Lessor six (6) months notice of its election prior to the end of the ten current term, provided, however, that such notice of renewal by Lessee may be given at any time before said six (6) month period.

     3. RENT: Rental for the initial five (5) years of the ten (10) year term provided hereby shall be paid by Lessee to Lessor at the rate of One Hundred Twenty Five Thousand Dollars ($125,000.00) per year payable monthly in advance installments of Ten Thousand Four Hundred Sixteen Dollars and Sixty-Seven Cents ($10,416.67) due on the 1st day of the month and being delinquent by the 20th day of the month of which it is due. The first monthly rental payment shall be due on the 1st day of the first month of the term as defined in paragraph 2 above. Rental for the successive five (5) year period of the initial ten (10) year term shall be One Hundred Thirty Thousand Dollars ($130,000.00) per year payable monthly in advance in installments of Ten Thousand Eight Hundred Thirty Three Dollars and Thirty-Three Cents ($10,833.33) due on the 1st day of the month and being delinquent by the 20th day of the month of which it is due, provided, however, that this rate of rental for the second five-year period is predicated upon the underlying financing remaining in place with the same interest rate as initially placed, and with the remaining amortization no more and no less than the initial monthly amortization schedule (initial amortization to be over twenty-five (25) years thus the five (5) years remaining to be on a twenty (20) year basis). In the event that the interest rate is changed, then the rental figure for the second five (5) years of the initial ten (10) year term shall be increased or decreased to adjust the rental payment equal to the increase or decrease in the monthly amortization. Lessor shall give Lessee thirty (30) days notice of the increased rental price.

     4. SECURITY DEPOSIT: Upon the execution of this lease, Lessee shall pay to Lessor a security deposit of Fifteen Thousand Dollars ($15,000.00) which Lessee may apply to the 11th and 12th monthly rental payments of the 1st year of the initial ten (10) year term, provided it shall have kept and performed all other conditions of this lease.

     5. USE OF THE PREMISES: The premises leased hereby shall be used primarily for industrial use and lessee's office space. Lessee's occupancy of the premises and use thereof for industrial purposes and the storage of goods kept and stored therein shall at all times be in strict compliance with all laws, statutes, regulations, ordinances, codes, licenses, permits or other requirements imposed by authorities of competent jurisdiction governing such matters.

     6. CONDITION OF PREMISES: Acceptance of the premises pursuant to this lease and occupancy thereof shall not be deemed a waiver of any legal duty or statutory warranty owed to Lessee by Lessor or by any other party as to the condition of the premises or improvements thereon. Lessor shall assign or otherwise transfer to Lessee the benefits of all written warranties on new machinery, equipment or portions of new construction which are afforded by manufacturers and Lessor's original suppliers. Lessee shall have the full right to pursue those rights and remedies provided by such written warranties in its name and/or on behalf of Lessor for the benefit of the Lessee.

     7. MAINTENANCE AND REPAIRS: Lessor agrees to maintain and repair the foundations, exterior walls and roof, except with respect to any damage caused thereto by the actions or occupancy of the premises by Lessee. Lessee agrees to make such other repairs to the premises as are required to keep the premises liabitable and in a fit condition and in a condition in which the premises are let and leased, ordinary wear and tear and acts of God excepted. Such other repairs which are obligations of the Lessee when not made by the Lessee may be made by the Lessor and charged to the Lessee for which prompt payment shall be made by Lessee together with the next monthly rental payment due.

     8. TAXES: All real and personal property taxes accruing to the leased premises or property located thereon shall be borne by Lessee. Any failure on behalf of the Lessee to timely pay any taxes assessed prior to December 25th of each year shall entitle the Lessor to pay and defray the same and charge the same to the Lessee, which said amount shall be paid by Lessee together with the next regular rental payment.

     9. UTILITIES: Lessee shall arrange and pay for all utilities furnished to the premises leased hereunder, including gas, water, sewer, heat, telephone, electricity, and any other utility required by it.

     10. INSURANCE:

          A. Lessee shall during the term of this Agreement at its sole expense provide and keep in force the following insurance coverage:

               (1) General public liability insurance protecting the indemnifying Lessee and Lessor against all claims for damages to person or property or for loss of life or of property occurring upon, in or about the leased premises, the streets, gutters, sidewalks, curbs or walks adjacent thereto, with minimum limits of $500,000.00 in respect to injuries to any one person, $1,000,000.00 with respect to any one accident or disaster or incident of negligence, and $250,000.00 in respect to property damage.

               (2) Insurance on the building and improvements leased hereunder covering loss or damage by fire or extended coverage perils, including earthquake, in the amount of one hundred (100) per cent of the full insurable value. The term "full insurable value" shall mean actual replacement value of the building and improvements (exclusive of the cost of excavation, foundations and footings), less physical depreciation. Full insurable value shall be determined from time to time but not more frequently than every twelve (12) calendar months. Adequate insurance will be kept at all times to avoid Lessor becoming a co-insurer under any circumstance. Such insurance shall carry a mortgage rider or endorsement if available.

          B. All insurance provided for herein shall be effective under standard form policies issued by insurers of recognized responsibility, which are well rated by national rating organizations, and which are acceptable to Lessor.

          C. Lessee shall be responsible for and pay its own premium relative to any contents insurance which it desires to procure.

          D. The policies of insurance provided for under subparagraph A above shall not contain an agreement by the insurer that such policies shall not be cancelled without at least thirty (30) days written notice to the Lessor. Likewise, Lessee shall provide to Lessor proof of such insurance required under paragraph A by supplying Lessor on a timely basis with either certificate of insurance issued by the insurer, or its agent, or a duplicate copy of the policy complying with the terms hereof and clearly showing Lessor as an additional named insured or co-insured.

     11. DESTRUCTION OF PREMISES:

          A. Total Destruction: In the event that, prior to the termination of this lease, the building leased hereunder, including the equipment situated in the building, is totally destroyed by fire or any other cause, or is so damaged as to be wholly unusuable, this lease may be terminated by either party. Rental for the period up to the time of such total destruction shall be prorated, and any unused portion of prepaid rental refunded to Lessee.

          B. Partial Destruction: In the event that the building being leased hereunder is only partially destroyed, Lessor shall have one hundred twenty
(120) days to repair the damage thereto at Lessor's cost and expense if such repair can be reasonable done. Insurance proceeds under the insurance provided hereunder is available to the Lessor for this purpose. This lease shall not be terminated by reason of partial destruction except in the event that the Lessee would be prevented from reasonable operation of its business. Rent in the event of partial destruction shall be equitably apportioned according to the portion of the building premises which is used by Lessee during the period of repair.

          C. Any dispute as to the existence of total destruction, partial destruction, or any other terms of this article relative to destruction of the premises upon which the parties do not agree shall be settled by arbitration according to the provisions provided for arbitration hereinafter.

     12. RISK OF LOSS: All property of Lessee or others located or stored in building shall be held at the risk of Lessee, and Lessor shall not be liable for any damage to such property from any cause. Lessee shall hold Lessor harmless and indemnify it against any such claims or expenses in connection therewith.

     13. ALTERATIONS, ADDITIONS AND IMPROVEMENTS:

          A. Subject to the limitation that no substantial portion of the building on the demised premises shall be demolished or removed by Lessee without prior consent of Lessor, and, if necessary, of any mortgagee, Lessee may at any time during the lease term, subject to the conditions set forth below and at its own expense, make any alterations, additions, or improvements in and to the demised premises. Alterations shall be performed in a workmanlike manner and shall not weaken or impair the structural strength, or lessen the value of the building on the premises, or change the purpose for which the building, or any part thereof may be used.

          B. As a condition precedent to alterations, addition, or repair, and before commencement of any work, all plans and specifications shall be filed with and approved by all governmental departments or authorities having jurisdiction, and any public utility having any interest therein, and said work shall be done in accordance with the requirements of local regulations. The plans and specifications for any alterations estimated to cost $1000.00 or more shall be submitted to lessor for written approval prior to commencing work. Lessor's approval shall not be unreasonably withheld.

          C. All alterations, additions, and improvements on or in the demised premises at the commencement of the term and that may be erected or installed during the term shall become part of the demised premises and the sole property of the Lessor except that all movable trade fixtures installed by Lessee shall be and remain the property of Lessee.

     14. INDEMNITY: Lessee shall hold harmless and indemnify Lessor, as well as those under whom Lessor holds, as against all damages, claims or presentments arising from personal injury, death, accidents or other damage or occurrence arising out of or in connection with the use or occupancy of the leased premises by Lessee, whether the same be to any person whether employed in or customers or visitors to the warehouse or to items stored in the warehouse or present thereon through any other circumstances in relation to such occupation of the leased premises by Lessee. Such indemnity and hold harmless agreement shall likewise extend to the attorney fees or court costs or other costs of defense reasonably incurred in the defense of such claims or presentments.

     15. ENTRY ON PREMISES BY LESSOR: Subject to reasonable advance notice Lessor reserves the right to enter on the premises at reasonable time to inspect them, perform required maintenance and repairs, or make additions, alterations, or modifications to any part of the building in which the premises are located, and Lessee shall permit Lessor to do so. Lessor may erect scaffolding, fences, and similar structures, post relevant notices, and place moveable equipment in connection with making alterations, additions, or repairs, all without incurring liability to Lessee for disturbance of quiet enjoyment of the premises, or loss of occupation thereof.

     16. SIGNS AND MARQUEES OF LESSEE: Lessee shall not construct or place signs or marquees on the premises, except with the express written consent of the Lessor, which consent shall not unreasonably be withheld.

     17. NOTICES: Any notices required hereunder shall be sufficient only if in writing and either (a) personally delivered to the president of Lessor or Lessee, as the case may be, or (b) mailed to the respective party at the address indicated herein under certified mail, return receipt requested, with sufficient postage thereon for delivery. Mail notice shall be deemed delivered if so posted on the date postmarked thereon.

     18. ASSIGNMENT, SUBLEASE, OR LICENSE: Lessee shall not assign or sublease the premises or any right or privilege connected therewith, or allow any other person except agents and employees of Lessee to occupy the premises or any part thereof without first obtaining the written consent of Lessor. A consent by Lessor shall not be a consent to a subsequent assignment, sublease, or occupation by other persons. An unauthorized assignment, sublease or license to occupy by Lessee shall be void and shall terminate the lease at the option of Lessor. The interest of Lessee in this lease at the option of Lessor. The interest of Lessee in this lease is not assignable by operation of law without the written consent of Lessor. Lessor's approval shall not be unreasonably withheld.

     19. BREACH: The appointment of a receiver to take possession of the assets of Lessee, a general assignment for the benefit of the creditors of Lessee, any action taken or allowed to be taken by Lessee under any bankruptcy act, the adjudication of the Lessee as bankrupt, the insolvency of Lessee, any action or proceeding for debtor relief commenced by or on behalf of Lessee or other general debtor relief sought by extra-judicial means, or the failure of Lessee to comply with each and every term and condition of this lease shall constitute a breach of this lease. Further, the failure of the Lessee to promptly pay to Lessor any sums of money due and owing Lessor, whether under this lease or otherwise, shall constitute an immediate breach of this lease. Lessor shall by virtue of any of the enumerated breaches herein have the right, by written notice, to take immediate possession of the premises.

     20. REMEDIES OF LESSOR FOR BREACH BY LESSEE: Lessor shall have the following remedies in addition to its other rights and remedies in the event Lessee breaches this lease agreement.

          A. Lessor may re-enter the premises immediately and remove the property and personnel of Lessee, store the property in a public warehouse or at a place selected by Lessor, at the expense of Lessee. Any re-entry by the Lessor or its agents shall constitute a termination of the lease.

          B. Lessor may terminate the lease on giving thirty (30) days' written notice of termination to Lessee. With or without such notice, Lessor's re-entry will terminate the lease. On termination Lessor may recover from Lessee all damages proximately resulting from the breach, including the cost of recovering the premises and worth of the balance of this lease over the reasonable rental value of the premises for the remainder of the lease term. Lessor shall be obligated to mitigate damages by immediately taking all steps necessary to relet the premises for a reasonable rental amount.

          C. Lessor may relet the premises or any part thereof for any term, thereby terminating this lease, at such reasonable rent and on reasonable terms as it may choose. At its sole expense, the Lessor may make alterations and repairs to the premises. The duties and liabilities of the parties if the premises are relet as provided herein shall be as follows:

               (1) Lessee's liability to Lessor for breach of the lease shall be for the difference between the rent agreed upon by Lessor under the new lease agreement and the rent installments that are due for the same period under this lease.

               (2) Lessor shall apply the rent received from reletting the premises to reduce Lessee's indebtedness for rent then due to Lessor under the lease, or to payment of future rent under this lease as it becomes due. If the agreed rent from the new Lessee are less than the rent payable for the corresponding installment period under this lease, Lessee shall pay Lessor the deficiency, separately for each rent installment deficiency period, and before the end of that period.

     21. ATTORNEY FEES: If Lessor files an action to enforce any agreement contained in this lease or for breach of any covenant or condition, Lessee shall pay Lessor reasonable attorney fees for the services of Lessor's attorney in such instance, all fees to be fixed by the court.

     22. CONDEMNATION: Eminent domain proceedings resultings in the condemnation of a part of the premises leased herein, but leaving the remaining premises usable by Lessee for the purposes of its business, will not terminate this lease unless Lessor, at its option, terminates the lease by giving written notice of termination to Lessee. The effect of any condemnation, where the option to terminate is not exercised, will be to terminate the lease as to the portion of the premises condemned, and the lease of the remainder of the demised premises shall remain intact. The rental for the remainder of the lease term shall be reduced by the amount that the usefulness of the premises has been reduced for the business purposes of Lessee. Lessee hereby assigns and transfers to Lessor any claim it may have to compensation for damages as a result of any condemnation.

     23. TERMS AND CONDITIONS OF EXTENSION: Lessee shall have the first opportunity to lease the building and premises subject to this Agreement at the end of the initial term for up to three (3) successive and separate five (5) year terms and upon such other terms and conditions as the parties might agree. In the event Lessee provides notice of the Lessor of Lessee's intent to extend the term of this lease pursuant to the notice provisions of Section 2 hereof, the lease will be extended for each five (5) year renewal term upon the terms and conditions as the parties shall agree. Should the necessary terms and conditions of a new lease or the extension of the rental term of this lease not be agreed upon by the parties within thirty (30) days prior to the end of this lease or any extended term, the parties will submit the disputed terms and conditions to arbitration as herein provided. During the pendency of such arbitration proceedings, Lessee shall be considered a month-to-month tenant, and as such, Lessee shall be liable for rent on a monthly basis at the same rate per month as was due at the next preceding month, and Lessee shall further be required to adhere to the other obligations placed upon it hereunder in connection with insurance, maintenance, taxes and liabilities.

     24. OPTION TO PURCHASE LEASED PROPERTY: At the end of the first five (5) years of the ten (10) year term provided herein, Lessee shall have the option to purchase the premises and building for a sum equal to Lessor's equity plus the unpaid principal balance of the underlying financing based upon the total construction cost of the building. At the end of the ten (10) year term provided herein, Lessee shall have the option to purchase the premises and building for a sum equal to Lessor's financing based upon the total construction cost of the building. Purchase by Lessee shall immediately terminate all other provisions of this lease.

     25. ARBITRATION: In the event any controversy arises between the parties hereto with respect to the provisions hereof, and such dispute cannot be resolved by the parties themselves within fifteen (15) days after either party hereto notifies the other of its desire to arbitrate the dispute, then the dispute shall be settled under the arbitration laws of the State of Missouri, and this paragraph and judgment upon the award rendered by the arbitrators may be entered in a court of competent jurisdiction. Arbitration shall be by a panel of three arbitrators, one of whom shall be chosen by each of the parties, and with those two to choose a third. The parties shall choose their arbitrators within ten (10) days, and the two arbitrators so chosen shall within ten (10) days choose a third arbitrator. Any failure of these time limits to be adhered to shall allow the other party, in the case of the choice of an original arbitrator, or either arbitrator in the failure of the two to agree on a third arbitrator, as the case may be, to apply to the Circuit Court of Cape Girardeau County for the designation of an arbitrator to fill the appropriate spot. A decision rendered in writing by majority of the three arbitrators shall be binding upon the parties hereto. The expense of arbitration shall be borne equally by the parties.

     26. ADJUSTMENTS: The parties acknowledge that this Agreement is based upon a purchase price of the building specified on Exhibit A as agreed upon between the parties at the time of the signing of this Agreement, being Nine Hundred Seventy Nine Thousand Dollars ($979,000.00), with a basic annual lease rate of Two Dollars and Fifty Cents ($2.50) per square foot of the building. The parties further acknowledge that during construction additions or deletions to the plans and specifications in the nature of additional equipment or deleted equipment or other items which would increase or decrease the cost of the building may occur. In the event such changes do occur the original figure of Nine Hundred Seventy Nine Thousand Dollars ($979,000.00) will be adjusted upward or downward on the same cost basis as that figure was arrived at, with the annual rental lease rate to be adjusted in the same fashion in which the Two Dollars and Fifty Cents ($2.50) per square foot figure was arrived at, and new lease rental amounts, both as to the annual rental and monthly rental shall be specified by the parties pursuant to an amendment to this lease. Similarly, should the cost figures described increase or decrease in the fashion as suggested, the costs of the options to purchase as provided in paragraph 24 above will be adjusted upward or downward also. Any items to be constructed that are not covered by this Agreement or related construction agreements between the Lessor and Lessee, that is change orders, shall be the subject of a separate written agreement between the necessary parties before any work is done or additions are constructed. Change orders shall be in writing and executed by the authorized representative of Lessor and Lessee. The authorized representatives of the parties until further notice shall be those individuals executing this Agreement on behalf of the parties. Such authorized representatives may be changed by written notice from time to time.

     27. ENVIRONMENTAL PROVISIONS: The parties hereto represent that they have both made diligent inquiry and to the best of their knowledge there is no known environmental violation or pertaining to the leased premises; that the intended use of the leased premises hereunder is not prohibited by any governmental environmental law or regulation, and that there are no known hazardous wastes in, on or under the real estate constituting the leased premises.

     28. GUARANTEE: Gertrude Boyle joins herein to specifically guarantee the obligations of the Lessee hereunder. Said guarantee shall run for five (5) years at a time consecutively with the five (5) year terms set forth herein. Accordingly, in the event Lessee shall not terminate at the end of the initial five (5) years of the initial ten (10) year term, the five (5) year guarantee of the undersigned Gertrude Boyle shall be renewed for an additional five (5) years, and similarly be renewed for each extension provided hereunder.

     29. MISCELLANEOUS:

          A. This Agreement constitutes the entire agreement between the parties, and should not be altered or amended except in writing duly executed by all pertinent parties. Any prior agreements or representations of the parties are void unless contained herein.

          B. This Agreement shall be binding upon the parties hereto, their heirs, successors and assigns.

          C. This Agreement shall be interpreted under the laws of the State of Missouri. Any question with respect to the interpretation, enforcement, or validity of the obligations hereof shall take place in the Circuit Court of Cape Girardeau County, Missouri, which venue is acknowledged as appropriate by all parties hereto.

          D. Title to articles herein are for convenience only and shall not be given particular effect, the provisions of each article to govern. The determination of the invalidity or unenforceability of any particular provision shall not effect the balance of the clauses of this Agreement.

          E. Time is of the essence to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

                                   LESSOR:

                                   PENZEL AND COMPANY INCORPORATED
         (SEAL)                    a corporation


                                   By:
                                      -----------------------------------------
                                      C. Gene Penzel, President

ATTEST:

------------------------------
                            , Secretary
---------------------------

MAILING ADDRESS OF LESSOR:
PO Box 330
Jackson, MO  63755-0330

                                   LESSEE:

         (SEAL)                    COLUMBIA SPORTSWEAR COMPANY


                                   By:
                                      -----------------------------------------
                                      Gertrude Boyle, President

ATTEST:

------------------------------
                           , Secretary
---------------------------

MAILING ADDRESS OF LESSEE:



                                   GUARANTOR:


                                   --------------------------------------------
                                   Gertrude Boyle

STATE OF MISSOURI                   )
                                    ) ss.
County of Cape Girardeau            )

     On this _____ day of __________, 1987, before me personally appeared C. Gene Penzel to me known, who being by me first duly sworn did say that he is President of Penzel and Company, Inc., a corporation of the State of Missouri, and the seal affixed to the foregoing instrument is the corporate seal of said corporation, and said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and the said C. Gene Penzel acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said county and state the year and day first above written.


                                   --------------------------------------------
                                                                , Notary Public
                                   -----------------------------
                                   State of Missouri
                                   County of Cape Girardeau
                                   My term expires:
                                                   ----------------------------

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     On this _____ day of __________, 1987, before me personally appeared Gertrude Boyle to me known, who being by me first duly sworn did say that she is President of Columbia Sportswear Company, a corporation of the State of Oregon, and the seal affixed to the foregoing instrument is the corporate seal of said corporation, and said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and the said Gertrude Boyle acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said county and state the year and day first above written.


                                   --------------------------------------------
                                                                , Notary Public
                                   -----------------------------
                                   State of Oregon
                                   County of Multnomah
                                   My term expires:
                                                   ----------------------------

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     On this _____ day of __________, 19__ before me personally appeared Gertrude Boyle to me known to be the person described in and who executed the foregoing instrument and acknowledged to me that she executed the same as her free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said county and state the day and year first above written.


                                   --------------------------------------------
                                                                , Notary Public
                                   -----------------------------
                                   State of Oregon
                                   County of Multnomah
                                   My term expires:
                                                   ----------------------------